Exhibit 99.1

Investor Presentation September 2017

Forward Looking Statements Certain statements made during this presentation are forward-looking statements that are subject to risks and uncertainties. Forward-looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “project,” “will,” “intend” or other similar expressions. Forward-looking statements include, without limitation, statements regarding, industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, those risks and uncertainties discussed in the Company’s most recent Annual Report on Form 10-K, quarterly report on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission, all of which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made during this presentation. The forward-looking statements made during this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations. In addition, the Company is still assessing the impact of Hurricanes Irma and Maria on its full year 2017 guidance. This presentation contains statistics and other data that has been obtained or compiled from information made available by third-party service providers.

DiamondRock at a Glance

DIAMONDROCK HOSPITALITY

KEY STATISTICS	
Hotels (Rooms)	28 (9,619)
Enterprise Value	$3.0B
Market Cap	$2.2B
Enterprise Value / Key	~$310K
Dividend Yield	4.6%
Net Debt/EBITDA[1]	3.0x

Market data as of 9/21/17.

RAISED FY17 REVPAR AND EBITDA GUIDANCE

- RevPAR: 1.0% to 2.0%
  - Implied 2H17 RevPAR of 0% to 2%
- Adjusted EBITDA: $245M - $253M
- Adj. FFO per Share: $0.97 -$1.01
- FY RevPAR and 2H17 Implied RevPAR guidance among highest of peer group

Note: Updated guidance pro forma for acquisition of L'Auberge de Sedona and Orchards Inn Sedona for ownership period. DRH is still assessing the impact of Hurricanes Irma and Maria on its full year 2017 guidance.

URBAN AND RESORT HOTELS IN TOP MARKETS[2]



Other 4%
San Francisco 1%
San Diego 5%
Destination Resorts 16%
Washington, DC 5%
Denver 5%
South Florida 11%
Other CBD 11%
Sedona 3%
New York 10%
Boston 16%
Chicago 13%

POWERFUL BRANDS[2]



JW Marriott 3%
Courtyard 6%
Luxury Collection 2%
Autograph 3%
Westin 27%
Renaissance 9%
Sheraton Suites 3%
Marriott 29%
Hilton 8%
Hilton Garden Inn 3%
Boutique 7%

(1) Based on PF 2017F EBITDA and 2017F year-end net debt. Pro forma for acquisition of L'Auberge de Sedona and Orchards Inn Sedona for the full-year.
(2) Based on 2017F EBITDA for all properties. Pro forma for acquisition of L'Auberge de Sedona and Orchards Inn Sedona for the full-year.

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Why DiamondRock?

DIAMONDROCK HOSPITALITY

1 Premier Hotel Portfolio

- Top-tier RevPAR portfolio among lodging REIT peers
- Strategically diversified brands, managers, and geographic distribution

2 DRH to Outperform in 2H17

- FY RevPAR and 2H17 Implied RevPAR guidance of 1.5% and 1% respectively at midpoint are second highest among peer group
- Key markets including NYC and Chicago performing ahead of expectations

3 DRH Portfolio Well-Positioned for 2018

- Renovation tailwinds in 1H18 post-completion of six major renovations
- Strong group footprint led by Chicago

4 Capital Allocation Opportunities

- Acquired L'Auberge de Sedona & Orchards Inn for $97M at 8% EBITDA yield
- >$350M in investment capacity ($150M of cash and undrawn $300M LOC)
- Evaluating selective value-add acquisition opportunities

5 Intense Asset Management Focus

- Q2 hotel operating expense growth limited to 0.4%, excluding property taxes
- YTD hotel adjusted EBITDA margins expanded approximately 40 basis points excluding property taxes

6 Fortress Balance Sheet

- ~3.0x Net Debt / EBITDA by year-end 2017
- Average debt maturity of ~6 years with 20 hotels unencumbered by debt



The Gwen, A Luxury Collection Hotel



Vail Marriott Mountain Resort

4

High Quality Portfolio With Urban and Resort Concentration

6 DRH outlook

Update on Hurricanes Irma and Maria Sustained significant wind and water-related damage Currently closed and, based on current information, the Company expects that Frenchman's Reef will remain closed for an extended period of time, and in all events through the end of 2017 USVI impacted by Hurricane Maria, but does not change expected time for closure Team of structural engineers and other experts are on-site assessing the damage Covered by insurance, including BI, with $6.5M deductible $3M EBITDA and $2.7M FFO contribution from September to December 2017 implied in FY guidance Currently closed as the Company evaluates extent of damage Expect to remain closed until necessary remediation completed Covered by insurance, including BI, with $0.9M deductible Currently open and accepting reservations Evaluating full extent of storm-related damage, but currently open and operating Reopened on September 12th with very little storm-related damage Expect minimal impact on operations Remained open throughout Hurricane Irma; minimal storm impact Frenchman’s Reef & Morning Star Marriott Beach Resort Inn at Key West Sheraton Suites Key West Westin For Lauderdale Beach Resort & Spa Charleston Renaissance Historic District

DRH to Outperform in 2H 2017 Note: DiamondRock is still assessing the impact of Hurricanes Irma and Maria on its full year 2017 guidance. Source: Company filings, wall street research. FY17 revpar growth @ MIDPOINT 2h17 implied revpar guidance @ MIDPOINT DRH to outperform peer group with 1.5% FY RevPAR growth at midpoint and 1% 2H17 Implied RevPAR growth at midpoint Both July and August RevPAR came in ahead of forecast July RevPAR of 3.7% August RevPAR of 2.2% September industry RevPAR to be impacted by Jewish holiday shift Potential NYC Outperformance driving RevPAR upside Guidance assumes NYC down 3% in 2H17 3Q17-to-date down (0.5%) Average: (0.1%) Average: 0.1% (1.4%) (1.20%) (1.0%) (0.4%) 0.3% 0.5% 0.5% 1.0% 1.1% (2.0%) (1.5%) (1.0%) (0.5%) 0.0% 0.5% 1.0% 1.5% CHSP XHR RLJ PEB HST PK HT DRH SHO (2.5%) (1.5%) (1.5%) (0.3%) 0.5% 1.0% 1.4% 1.5% 2.5% (3.0%) (2.0%) (1.0%) 0.0% 1.0% 2.0% 3.0% CHSP PEB RLJ XHR PK HT HST DRH SHO

2017 Guidance Building Blocks Macro Drivers: Top 25 markets to underperform US RevPAR of 0% to 2% by 100 to 150bps Elevated supply of 3% in top 25 markets in 2017(1) Does not include any potential upside from a reacceleration in growth due to tax reform, stimulus, or deregulation Top-Line Drivers: No incremental renovation disruption from prior years but timing different Headwinds turn to tailwinds in 2H17 Expect group revenues to be roughly flat in 2H17, with Q3 facing some headwinds from Jewish holiday move Guidance assumes “in-the-year” group pick-up down approximately 10%, which is consistent with challenging recent trends Business transient strong YTD, expect to moderate but remain positive in 2H17 Short-term bookings are expected to continue to weaken Forecasting NYC RevPAR contraction of ~3% in 2H17 Key Expense Assumptions: Corporate G&A of approximately $25 million, up slightly due to mgmt. transition Hotel operating expense growth of approximately 2.5% Labor and benefits up approximately 2.7% Property taxes up ~$7 million due to lapping of prior year appeals Income tax expense of $10 to $12 million Acquisition / Disposition Assumptions: $7.5M of EBITDA and $7.0M of FFO from Sedona Acquisitions No other acquisition or disposition activity assumed Q3 Guidance 25% to 26% of FY EBITDA and 24.5% to 25.5% of FY FFO generated in quarter The Lodge at Sonoma Renaissance & Spa The Gwen, A Luxury Collection Hotel Based on Lodging Econometrics’ top-25 hotels forecast.

2018 DRH Key Market Drivers

DIAMONDROCK HOSPITALITY

Market *(% of 2017F EBITDA)*	2018 Outlook	2018 Demand[1]	2018 Supply[1]	DRH / Market Commentary:
Boston *(16%)*		2.2%	1.2%	Strong transient demand; Seaport district continues to expand
Chicago *(13%)*		2.1%	2.2%	Strong Citywide Calendar Year with combined Marriott and Gwen group pace up over 15% Chicago Gwen and Marriott to outperform off of renovation tailwinds
Denver *(5%)*		3.2%	3.5%	Continuing to absorb high supply, but expect stabilization of Cherry Creek submarket Courtyard Denver recently renovated lobby and meeting space
Ft. Lauderdale *(7%)*		5.9%	6.1%	Stabilization from 2017 challenges (Supply, Miami weakness due to convention center and Zika)
Ft. Worth, TX *(5%)*		3.0%	4.0%	Continued ramp from room renovations to drive outperformance
New York City *(10%)*		7.0%	6.5%	NYC supply to peak in 2018 and stabilize thereafter Waldorf-Astoria closure a catalyst for Midtown East Lexington gaining market share with refocused rev. mgmt. and in beta program for new $25 facility fee
San Diego *(5%)*		2.5%	2.9%	Strong Citywide Calendar (+>80%)
San Francisco *(1%)*		1.6%	0.9%	Expect continued challenging dynamics due to Moscone closure DRH among lowest allocations to SF (1%) among lodging REITs
Sedona *(3%)*		N/A	0.0%	Continuation of implementation of DRH AM initiatives
Washington, DC *(5%)*		1.1%	1.7%	Tough Q1 Comps due to Inauguration / Women's March

(1) Based on STR's most recent forecast for MSA where available. PKF research used where STR data not applicable.
(2) Based on DRH's proprietary city-wide activity data.

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2018 Supply Outlook

DIAMONDROCK HOSPITALITY

- Weighted average supply of 2.1% expected in 2018
  - Portfolio supply expected to modestly decelerate from 2017
- Many of DRH's submarkets are well-insulated to new supply with high barriers to entry and high development cost
- NYC Supply expected to peak in 2018 and moderate going forward



2018 Supply Outlook
1.9%
2.0%
2.1%
2.1%
2.3%
2.4%
2.5%
3.0%
SHO
LHO
AHP
DRH
AHT
HST
XHR
HT



DRH Supply Outlooks
Boston
San Diego
Chicago
Salt Lake City
Denver
San Francisco
Fort Lauderdale
Sedona
Fort Worth
Washington, DC
New York
Vail

Source: STR, DRH Estimates.

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12 CAPITAL ALLOCATION OPPORTUNITIES

Creating Value Throughout Cycle Cost of Capital Higher Lower Match-fund Near-term Accretive Acquisitions By Issuing Equity At or Above NAV Consider Opportunistically Raising Equity Above NAV, if appropriate Limit Non-core Asset Sales Sell Non-Core Assets Consider Accretive Acquisition Opportunities Consider All Options for Use of Dispositions Proceeds Sell Non-Core Assets and Deploy Proceeds Into Share Repurchases Consider Using Leverage Capacity to Exhaust Current $150M Share Repurchase Program as Stock Price Declines Explore Additional Asset Sales Value Creation Playbook Tools Available $350M in investment capacity with $150M of cash and undrawn $300M LOC Recently deployed $97M of capacity for Sedona acquisitions ATM program Explore high-value creating acquisition and disposition opportunities Share repurchase program 3.0x net debt at YE17 and 20 unencumbered assets provides significant flexibility

Acquisition of L’Auberge de Sedona and Orchards Inn Sedona Iconic assets with immediate asset management upside in attractive, high-growth resort market #1 Conde-Nast rated hotel in Southwest Sourced in off-market deal Recycled capital from dispositions at a 12.8x multiple and $120 RevPAR into 12.6x multiple and >$250 RevPAR Attractive deal metrics: Highest RevPAR asset in portfolio 8% EBITDA yield Currently trading at 11.8x multiple on 2017 EBITDA No new supply currently planned or under development in Sedona $97M Acquisition of Luxury Assets in High-Growth Market L’Auberge de Sedona L’Auberge De Sedona Clear Path to Stabilized EBITDA $6.6M >$9.5M ~$1.1M ~$7.7M ~$0.3M ~$0.5M ~$1.0M $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 2016A EBITDA Renovation Disruption 2017B EBITDA Parking Revenue Labor Initititves Other Direct Expense Inititives Stabilized EBITDA

15 Intense Asset management

Proven Asset Management Track Record

DIAMONDROCK HOSPITALITY

- COO Tom Healy Brings New Initiatives
  - Exploring new opportunities in labor management, energy and food cost
  - 2Q17 Expense Growth Held to 0.4% excluding property taxes
  - Recent program to upgrade portfolio to LED lighting will generate $1M in annual energy savings and a double-digit IRR
- Since 2013, DRH has grown margins by ~600bps
  - RevPAR Penetration Index increased by nearly 10 percentage points since 2013
  - Absolute RevPAR has increased ~30%, outperforming peers by over 12 pp's

OUTSIZED REVPAR EXPANSION SINCE 2013



35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
17.5%
30.1%
+12.6%
Peer Average (1)
DRH

HOTEL ADJ. EBITDA MARGIN GROWTH: 2013-2016



2013 - 2016 EBITDA Margin Expansion
700bps
600bps
500bps
400bps
300bps
200bps
100bps
bps
246bps
601bps
+355bps
Peer Average (1)
DRH

(1) Peer group includes Chesapeake, Hersha, Host, LaSalle, Pebblebrook, and Sunstone.

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Recent Repositionings to Drive Value Rebranded to Luxury Collection $27M renovation completed in April 2017 1,200bps market share opportunity $3M NOI upside opportunity The Gwen 4th phase of $110M renovation to be completed Winter 2017-18 2018 group pace up high single digits New model on room service implemented Chicago Marriott Acquired for 8% Yield Ample asset management opportunities $2.9M upside identified (’16-’20) Orchards Inn - potential $75 rate / resort fee upside ($1.1M in revenues) from repositioning L’Auberge and Orchards Inn $18M renovation completed in 2016 RevPAR up low double digits in 2017 Expect to gain 500bps market share in 2017 Worthington Renaissance $7M renovation completed in April 2017 600bps market share opportunity Total basis only $213K per room Sonoma Renaissance $6M renovation completed in March 2017 500bps market share opportunity RevPAR to be up >15% 2H17 Charleston Renaissance Charleston Renaissance Worthington Renaissance

Marriott - Starwood Combination Fuels Growth

DIAMONDROCK HOSPITALITY

DRH to Benefit From Marriott-Starwood Merger

- DRH Portfolio has 20 of 28 Hotels in new-Marriott brand family
- Marriott most powerful hotel brand company in the world:
  - Largest reservation system: 1.2M hotel rooms worldwide
  - Most powerful loyalty program: 100M members globally, growing at 1M members per month

DRH Has >2,500 Hotel Rooms Under Starwood Brands

- Expect hotels to gain share post reservation and loyalty system merge
  - ~90% of SPG members did not have Marriott Rewards
  - 50bps of share gains on legacy HOT portfolio equals >$1M in EBITDA
- Expect to improve profitability from reduced shared service cost
  - 50bps of margin improvement on legacy HOT portfolio equals >$1M in incremental profit

MAR-HOT BRAND BREAKDOWN(1)


JW Marriott 3%
Luxury Collection 2%
Courtyard 6%
Autograph 3%
Renaissance 9%
Westin 27%
Marriott 29%
Non-Marriott 17%
Sheraton Suites 3%

(1) Based on PF 2017F EBITDA. Pro forma for acquisition of L'Auberge de Sedona and Orchards Inn Sedona for the full-year.

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19 Fortress balance sheet

Fortress Balance Sheet 20 UNENCUMBERED HOTELS 8 Encumbered Hotels Boston Westin Courtyard Midtown East Salt Lake City Marriott Westin Washington, DC Sonoma Renaissance Westin San Diego Worthington Renaissance JW Marriott Cherry Creek Unencumbered Pool Hilton Boston The Gwen Vail Marriott Courtyard Denver Hotel Rex San Francisco Hilton Burlington Alpharetta Marriott Charleston Renaissance Bethesda Marriott Suites HGI Times Square Inn at Key West Key West Suites Westin Fort Lauderdale Shorebreak Hotel 20 UNENCUMBERED HOTELS (~$175M in 2016A Hotel Adj. EBITDA) Recently entered into new, 5-year $200M term loan $300M Line of Credit with no outstanding borrowings ~$150 million cash post-acquisition of Sedona and recent financings as of Q2 2017 Net Debt to EBITDA of 3.0x by YE17 Weighted average debt maturity of 6 years with 3.7% weighted average interest rate Unencumbered Pool Frenchman’s Reef Marriott Chicago Marriott Courtyard 5th Avenue L’Auberge de Sedona Orchards Inn Lexington Hotel WELL-LADDERED DEBT MATURITIES LEVERAGE AT LOW END OF PEER GROUP Source: Baird. 2017F Net Debt plus preferred / EBITDA. Average: 4.6X 0 0 0 57 100 200 158 84 346 0 - 50 100 150 200 250 300 350 400 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 3.0 2.1 2.4 2.6 3.0 3.1 3.3 3.6 4.2 4.8 4.8 5.4 7.9 8.1 9.1 DRH SHO HST LHO APLE RLJ XHR PK RHP CHSP PEB INN HT AHP AHT

Key Takeaways Asset Management To Fuel Outperformance High Quality, Well Diversified Portfolio Portfolio Well-Positioned for 2017 Strategic Capital Allocation Creating Value Throughout Cycle ($350M in Investment Capacity) The Lexington New York City Hilton Garden Inn Times Square Westin Washington, D.C. Unique, Low Levered Balance Sheet

22 Appendix

2017 Renovation Program Significant Capital Projects Property Project Approx. ’16-’17 Spend($M) 4Q16 Disruption 1Q17 Disruption 2Q17 Disruption Charleston Renaissance Guestroom Renovation $8M 2.1K Rooms of 15.3K Total 5.0K Rooms of 14.9K Total -- Chicago Marriott Guestroom, Fitness Center and Meeting Space Renovation $60M 9.9K Rooms of 110.4K Total 29.1K Rooms of 108.0K total -- The Gwen Lobby and Guestroom Renovation $27M 1.3K Rooms of 28.6K Total 12.9K Rooms of 28.0K Total -- Shorebreak Hotel Lobby / F&B Renovation $5M -- 2.3K Rooms of 14.1K Total -- Sonoma Renaissance Guestroom Renovation $9M -- 7.6K Rooms of 16.4K Total 1.2K Rooms of 16.6K Total Worthington Renaissance Guestroom Renovation $23M 12.6K Rooms of 45.4K Total 1.1K Rooms of 45.9K Total -- Note: Represent DRH capital estimates and include full amount of spend from 2016-2017, including capital before renovation program in that time period. Portfolio Impact: Q416 renovation program impacted 2.9% of total available rooms Q117 renovation program impacted 6.8% of total available rooms

Recent Renovations Chicago Marriott $110M Rooms Renovation The Gwen, Luxury Collection $27.5M Rooms Renovation Before After

Recent Renovations (cont’d) Charleston Renaissance $6.3M Rooms Renovation Sonoma Renaissance $7.3M Rooms Renovation Worthington Renaissance $18.1M Rooms Renovation Before After

Creating Value Through Opportunistic Dispositions

Sold three non-core hotels in 2016 for total of $275M:

- **Hilton Garden Inn Chelsea**
  - Lowers NYC exposure, union hotel, disruptive near-term capital needs
- **Hilton Minneapolis**
  - Ground lease, low RevPAR, brand-managed, near-term capital needs, union
- **Orlando Airport Marriott**
  - Airport hotel, lowest RevPAR hotel (sub $100), brand-managed, near-term capital needs, peaking cash flows

Impact of Dispositions:

- Portfolio RevPAR increased by approximately $8
- Improves Hotel Adj. EBITDA margins by approximately 46 bps
- Increased share of third-party operated hotels
- Helps right-size allocation to NYC
- Avoids over $50M of disruptive, near-term capital expenditures

IMPROVED PORTOLIO QUALITY[1]



RevPAR
$171.79
+$8
$179.94
Pre-Dispositions
Post-Dispositions



Hotel Adj. EBITDA Margins
31.20%
+46 bps
31.66%
Pre-Dispositions
Post-Dispositions

	Orlando Airport Marriott	Hilton Minneapolis	HGI Chelsea	Weighted Average
Total Consideration[2]	$67M	$143M	$65M	$275M
2015 RevPAR	$92.21	$115.44	$219.97	$119.78
TTM NOI Cap Rate[3]	9.7%	7.6%	6.6%	7.8%
TTM NOI Cap Rate w/ Capital[3]	7.5%	6.3%	5.9%	6.6%
TTM EBITDA Multiple[3]	8.6x	11.0x	13.5x	10.7x
TTM EBITDA Multiple w/ Capital[3]	11.0x	13.1x	14.9x	12.8x

(1) Based on 2015A financials pre and post the disposition of the Orlando Airport, Minneapolis Hilton, and HGI Chelsea for the full fiscal year.
(2) Total consideration is the purchase price plus FF&E Reserve (for Orlando and Minneapolis) and standard pro-rations of working capital at closing.
(3) Trailing twelve months through the period ended March 31, 2016.

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